Offerings - Offering: 1	Jul. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.200% InterNotes Due July 15, 2028
Amount Registered	259,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 259,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 35.77
Offering Note	None